ING Partners, Inc.

ING T. Rowe Price Growth Equity Portfolio and

ING T. Rowe Price Diversified Mid Cap Growth Portfolio (“Portfolios”)

Supplement dated July 27, 2007

To the Initial (“I”) Class, Service (“S”) Class

and Adviser (“ADV”) Class Statement of Additional Information (“SAI”)

Dated April 30, 2007

Effective July 16, 2007, Directed Services, LLC, the Portfolio’s investment adviser, has revised non-principal strategies of the Portfolios as follows:

The section entitled “Description of Securities and Investment Techniques - Master Limited Partnership (MLPs)” on page 15 of the SAI is amended to delete the first sentence and replace it with the following:

Master Limited Partnership (“MLPs”) – ING JPMorgan Mid Cap Value, ING T. Rowe Price Diversified Mid Cap Growth and ING T. Rowe Price Growth Equity may invest in MLPs.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE